WELLS FARGO  • UTILITY SYMPOSIUM • DECEMBER 9, 2009
Joseph M. Rigby
President, Chairman & Chief Executive Officer

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.

Safe Harbor Statement

PHI
Pepco Holdings, Inc

pepco
A PHI Company

delmarva power
A PHI Company

atlantic city electric
A PHI Company

conectiv energy

pepco Energy Services

New Jersey
Philadelphia
Wilmington
atlantic city electric
Atlantic City
Maryland
Baltimore
pepco
Washington D.C.
Dover
Delaware
delmarva power
Virginia
Salisbury
DELAWARE BAY
CHESAPEAKE BAY
ATLANTIC OCEAN
N

Combined Service Territory
Transmission & Distribution
Competitive Energy / Other
2009 - 2013
Forecast
Business Mix*
70 - 75%
25 - 30%
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Business Mix
* Percentages based on projected operating income.
PHI Investments

- Robust construction program with over $5.5 billion total expenditures over a five-year period:
  - Average annual capex last 5 years - $573M
  - Average annual planned capex next 5 years - $1.1B
  - Delta (operational Q2 2011)

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$297
$49
$487
$56
$135
$134
$71
$489
$136
$183
$57
$5
$514
$295
$249
$31
$112
$574
$317
$200
$31
$87
$589
$233
$204
2009
2010
2011
2012
2013
Transmission
MAPP
Distribution
Blueprint
Competitive/Other

Planned Construction Expenditures

$1,024
$1,013
$1,120
 $1,234
$1,144
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Construction Expenditures
• Two major Power Delivery
 initiatives:
 – Mid-Atlantic Power
 Pathway
 – Blueprint for the Future
• Conectiv Energy
 construction projects:
 – Cumberland (operational
 Q2 2009)

Other
Reliability
$183 M
Customer
Driven
$45 M
MAPP
$1,037 M
Load
$743 M

Other
$349 M
Blueprint
$324 M
Load
$567 M
Customer
Driven
$711 M
Reliability
$1,026 M

Total = $2,977 M

Total = $2,008 M
Note: See Safe Harbor statement at beginning of today’s presentation.

Transmission
Distribution
Power Delivery -
Construction Forecast 2009-2013

Capital Allocation/Resource Planning
Capital Allocation
 • Detailed planning process over a 5 year period
 • Beyond customer growth and reliability driven construction, projects compete for funding
 • A risk adjusted cost of capital specific to the line of business used to assess returns; post project completion analysis performed to measure results
 • Evaluation process entails assigning total value to each project and ranking on a discretionary/non-discretionary basis involving assessment of specific financial and non-financial factors
Resource Planning
 • Capital allocation process establishes the required resource plan and determines the following criteria:
 – Quantity and type of skilled crafts necessary to complete the work
 – Construction schedule
 – Allocation of work to internal/external resources

• Currently using
 – Cash from operations
 – Proceeds from 2008 financing
 • Traditional First Mortgage Bonds
 • Equity
• In progress
 – Federal Grant Awards
• Under consideration
 – Federal Loan Guarantee (MAPP Project)
 – Continued review of capital expenditure reductions/deferrals
 – Utility Debt (public and private placement)
 – Sale of selected assets
 – Mandatory Convertible/Hybrids
 – Short-term debt capacity
 – Small equity issuance

While a challenging environment, we have adequate
access to the market to finance our plans
Capital Funding Sources

Philadelphia
Wilmington
Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Cambridge
Georgetown
Indian River
Possum Pt.
Vienna
Salisbury
North Anna
Calvert Cliffs
MAPP HVAC Power Line 500 kV
(Completion date: 2012)
MAPP HVDC Power Line 640 kV
(Completion date: 2014)
Nuclear Generation
Fossil Generation
Substation

Capital Allocation Factors
• Transmission investment earns an
 11.3% Return on Equity
• Rates adjusted through a formula
 rate process
• Option to apply for additional
 incentives
• Incentive filing approvals:
 – MAPP project (as well as eight
 other RTEP projects) was
 approved for a 150 basis point
 adder raising Return on Equity to
 12.8%
• MAPP also awarded:
 – Full forward year CWIP allowed in
 rate base
 – 100% recovery of prudently
 incurred costs in case of project
 cancellation

  Cost of project - $1.2 billion
  In-service date - 2014
  Construction currently expected to begin the latter half of 2010
  Total length - 150 miles (~ 30 miles on new right of way)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Mid-Atlantic Power Pathway (MAPP)

• Capital Allocation Factors
 – Public Service Commission pre-approval
 – DOE federal stimulus funds
• Delaware
 – AMI deployment approved
 – Establishment of regulatory asset approved
 – Meter installation has begun
• District of Columbia
 – Legislation adopted in June approving AMI
 deployment, subject to PSC agreeing to the
 sufficiency of federal grants
 – Legislation provides for cost recovery, and a return
 on costs, by the creation of a regulatory asset
• Maryland
 – AMI system requirements established
 – PSC proceedings underway for cost recovery
 determination
• DOE awarded $168 million in federal stimulus
 funds for Smart Grid projects in October 2009

• Cost of project (2008 - 2014) - $422 million
• Full meter deployment expected by 2014,
 contingent upon regulatory approvals
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Blueprint for the Future - Smart Grid

While we operate in a challenging environment, we stay focused on customer needs, value creation and efficient financing

Summary
• PHI employs a comprehensive and deliberate capital
 allocation model
• We appropriately address service and reliability
 requirements
• We work to ensure a clear path for the recovery of
 regulated investments
• We work to minimize our cost of capital while maintaining
 a strong credit focus